UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21735

Eaton Vance Tax-Managed Buy-Write Opportunities Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders

Annual Report December 31, 2005

EATON VANCE
TAX-MANAGED
BUY-WRITE
OPPORTUNITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005

MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE

Walter A. Row

Eaton Vance

Management

Thomas Seto

Parametric Portfolio

Associates LLC

David Stein, Ph.D.

Parametric Portfolio

Associates LLC

Ronald M. Egalka

Rampart Investment

Management

The Fund

•      We are pleased to welcome  shareholders to Eaton Vance Tax-  Managed Buy-Write Opportunities  Fund. Based on share price, the  Fund had a total return of -2.23%  for the period from inception on  June 30, 2005 to December 31,  2005. This return resulted from a  decrease in share price to $17.75  on December 31, 2005, from  $19.10 (offering price of $20 per  share, less all commissions) on  June 30, 2005, and the reinvestment  of $0.950 in quarterly  distributions (1).

•      Based on net asset value (NAV), the Fund had a total return of 4.72% for the period from inception on June 30, 2005, to December  31, 2005. That return was the result of a decrease in NAV per share to $19.01 on December 31, 2005, from $19.10 (offering price of  $20.00 per share, less all commissions) on June 30, 2005, and the reinvestment of $0.950 in quarterly distributions (1).

•      For comparison, the CBOE S&P 500 BuyWrite Index – an unmanaged stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange – had a return of 3.40% during the same period.(2) The S&P 500 Index – a broad-based, unmanaged, market index commonly used as a measure of overall U.S. stock market performance – had a total return of 5.76% during the same period (2)

Management Discussion

•      Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) is a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol ETV. The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing these objectives, the Fund (1) invests in a diversified portfolio of common stocks, a segment of which seeks to exceed the performance of the S&P 5002 and a segment of which seeks to exceed the performance of the NASDAQ 100 Index;(2) (2) sells S&P 500 Index and NASDAQ 100 Index call options on a continuous basis; and (3) employs a number of tax-management strategies.

•      The Fund’s overall strategy is overseen by Eaton Vance. With the assistance of Eaton Vance research and analysis, Parametric Portfolio Associates structures and manages the Fund’s common stock investments, including implementing tax-management strategies. Rampart Investment Management uses its option expertise and resources to implement continuous sales of S&P 500 and NASDAQ 100 Index options. Option premiums, and, to a lesser extent, common stock dividends, were the source for the Fund’s distributions during the period.

•      During its first six months of operations, the Fund generated single-digit returns (at net asset value) that were ahead of the CBOE S&P 500 BuyWrite Index, but below that of the S&P 500 index.(2) During the reporting period, the economy continued to grow, corporate earnings were impressive, unemployment declined and inflation remained low to moderate, despite high energy prices. In this environment, the stock market produced solid returns, despite continued short-term interest rate increases by the Federal Reserve.

1      Share price and net asset value on June 30, 2005 were calculated assuming a purchase price of $20.00 less the sales load of $0.90 per share paid by the shareholder.

2      It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005

FUND PERFORMANCE

•      At December 31, 2005, the Fund held a diversified  portfolio of stocks, representing a broad spectrum of  the U.S. economy. Among the Fund’s common stock  holdings, its largest sector weightings were information  technology, consumer discretionary, health care,  and financial stocks.

•      The Fund’s index option strategy is designed to produce  current income from option premiums and to  moderate volatility. The Fund writes (sells) index  call options on substantially the full value of its common  stock holdings. As the seller of S&P 500 and  NASDAQ 100 Index call options, the Fund receives  cash (premiums) from options purchasers, who then  have the right to any appreciation in the value of  the underlying index over the exercise price as of a  specified option valuation date. Writing covered call  options involves a tradeoff between the options premiums  received and reduced participation in potential  stock price appreciation of the Fund’s portfolio of  common stocks. Management believes that a strategy  of owning a portfolio of common stocks in conjunction  with writing index call options should generally  underperform in strong up markets while seeking to  outperform in modestly up, flat and down markets.

•      Because taxes have a major impact on an investor’s  after-tax returns, the Fund pursues a tax-managed  investment strategy. The Fund employs a variety of  techniques and strategies designed to provide favorable  tax treatment. These strategies include harvesting  capital losses that can be used to offset capital  gains, allocating the Fund’s equity and options investments  to a mix that management believes is advantageously  taxed, and managing the sale of appreciated  stock positions in an effort to minimize short-term  gains in excess of long-term capital losses.

•      At the end of the period, management attempted  to position the Fund for an expectation of continued  growth in the U.S. economy in 2006. Of course,  management will continue to monitor economic and  market developments and make adjustments to the  Fund that it deems necessary.

Performance

Average Annual Total Returns (by share price, New York Stock Exchange)

Life of Fund (6/30/05)	-2.23%

Average Annual Total Returns (at net asset value)

Life of Fund (6/30/05)	4.72%

Past performance is no guarantee of future results. Returns are historical  and are calculated by determining the percentage change in net asset value  or share price (as applicable) with all distributions reinvested. The Fund’s  performance at market share price will differ from its results at NAV. Although  share price performance generally reflects investment results over time, during  shorter periods, returns at share price can also be affected by factors such as  changing perceptions about the Fund, market conditions, fluctuations in supply  and demand for the Fund’s shares, or changes in Fund distributions. The Fund has  no current intention to utilize leverage, but may do so in the future through the  issuance of preferred shares and/or borrowings, including the issuance of debt  securities. Investment return and principal value will fluctuate so that shares,  when sold, may be worth more or less than their original cost. Performance  is for the stated time period only; due to market volatility, the Fund’s current  performance may be lower or higher than quoted.

Sector Weightings(1)

(1)   Reflects the Fund’s total investments as of December 31, 2005. Fund  information may not be representative of the Fund’s current or future  investments and may change due to active management.

Top Ten Holdings (2)

By net assets

Microsoft Corp.	4.56%
Apple Computer, Inc.	3.10
QUALCOMM, Inc.	3.04
Intel Corp.	2.84
General Electric Co.	2.24
Amgen, Inc.	2.22
Cisco Systems, Inc.	2.16
Citigroup, Inc.	1.91
Exxon Mobil Corp.	1.80
Ebay, Inc.	1.65

(2)   Top Ten Holdings represented 25.52% of the Fund’s net assets as of  12/31/05. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 100.0%
Security	Shares	Value
Aerospace & Defense — 0.8%
General Dynamics Corp.	39,365	$4,489,578
Northrop Grumman Corp.	87,518	5,260,707
		$9,750,285
Apparel — 0.5%
NIKE, Inc., Class B	32,906	$2,855,912
Reebok International, Ltd.	43,788	2,549,775
		$5,405,687
Auto and Parts — 0.4%
Goodyear Tire & Rubber Co.(1)	12,003	$208,612
Johnson Controls, Inc.	62,060	4,524,795
		$4,733,407
Beverages — 1.3%
Brown-Forman Corp., Class B	10,403	$721,136
Coca-Cola Co.	117,208	4,724,654
PepsiCo, Inc.	168,647	9,963,665
		$15,409,455
Biotechnology — 3.1%
Amgen, Inc.(1)	335,914	$26,490,178
Genzyme Corp.(1)	116,441	8,241,694
Millipore Corp.(1)	9,704	640,852
Regeneron Pharmaceuticals, Inc.(1)	123,503	1,969,873
		$37,342,597
Building and Construction — 0.0%
KB HOME	7,273	$528,456
		$528,456
Building Materials — 0.3%
Black & Decker Corp.	5,886	$511,847
Stanley Works	56,752	2,726,366
		$3,238,213

Security	Shares	Value
Business Services — 1.4%
Automatic Data Processing, Inc.	67,402	$3,093,078
Cintas Corp.	213,538	8,793,495
Fluor Corp.	9,092	702,448
Half (Robert) International, Inc.	21,611	818,841
Omnicom Group, Inc.	40,734	3,467,685
		$16,875,547
Chemicals and Plastics — 0.9%
Ashland, Inc.	1,339	$77,528
Bemis Co., Inc.	19,722	549,455
Dow Chemical Co.	154,310	6,761,864
Eastman Chemical Co.	33,114	1,708,351
PPG Industries, Inc.	24,200	1,401,180
Rohm and Haas Co.	14,250	689,985
		$11,188,363
Commercial Banks — 4.5%
Bank of America Corp.	304,487	$14,052,075
Bank of New York Co., Inc.	243,499	7,755,443
Comerica, Inc.	9,100	516,516
Commercial Capital Bancorp	31,525	539,708
Compass Bancshares, Inc.	11,751	567,456
First Horizon National Corp.	32,450	1,247,378
Hanmi Financial Corp.	7,093	126,681
Huntington Bancshares, Inc.	21,800	517,750
KeyCorp	20,967	690,443
Marshall & Ilsley Corp.	50,573	2,176,662
National City Corp.	208,604	7,002,836
North Fork Bancorp, Inc.	163,917	4,484,769
PFF Bancorp, Inc.	13,906	424,411
Placer Sierra Bancshares	9,637	267,041
Regions Financial Corp.	55,048	1,880,440
Sterling Bancorp	20,325	401,012
Synovus Financial Corp.	18,347	495,552
Wells Fargo & Co.	157,700	9,908,291
		$53,054,464

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Commercial Services & Supplies — 0.7%
Avery Dennison Corp.	9,865	$545,239
Cendant Corp.	149,236	2,574,321
Pitney Bowes, Inc.	85,977	3,632,528
Xerox Corp.(1)	98,889	1,448,724
		$8,200,812
Communications Equipment — 5.9%
Cisco Systems, Inc.(1)	1,500,933	$25,695,973
Corning, Inc.(1)	173,033	3,401,829
QUALCOMM, Inc.	839,919	36,183,711
Research in Motion, Ltd.(1)	66,169	4,367,816
Scientific-Atlanta, Inc.	16,131	694,762
		$70,344,091
Computer Services — 0.1%
NCR Corp.(1)	40,221	$1,365,101
		$1,365,101
Computer Software — 8.6%
BMC Software, Inc.(1)	30,550	$625,969
Computer Associates International, Inc.	61,504	1,733,798
Compuware Corp.(1)	76,330	684,680
Electronic Arts, Inc.(1)	141,465	7,400,034
Intellisync Corp.(1)	587,838	3,033,244
Microsoft Corp.	2,077,256	54,320,244
Motorola, Inc.	254,178	5,741,881
Oracle Corp.(1)	1,395,748	17,042,083
Symantec Corp.(1)	684,291	11,975,093
		$102,557,026
Computers & Peripherals — 6.2%
Apple Computer, Inc.(1)	514,229	$36,967,923
Dell, Inc.(1)	448,846	13,460,892
International Business Machines Corp.	176,202	14,483,804
McDATA Corp., Class A(1)	130,906	497,443
Network Appliance, Inc.(1)	157,181	4,243,887
NVIDIA Corp.(1)	23,761	868,702
Palm, Inc.(1)	91,841	2,920,544
Rockwell Automation, Inc.	12,011	710,571
		$74,153,766

Security	Shares	Value
Distributors — 0.1%
Genuine Parts Co.	12,694	$557,520
WW Grainger, Inc.	9,595	682,205
		$1,239,725
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	173,612	$4,251,758
Citizens Communications Co.	475,740	5,818,300
NTL, Inc.(1)	90,364	6,151,981
Qwest Communications International, Inc.(1)	154,236	871,433
Sprint Nextel Corp.	248,609	5,807,506
Verizon Communications, Inc.	266,773	8,035,203
		$30,936,181
Electrical Equipment — 0.7%
Emerson Electric Co.	107,335	$8,017,925
		$8,017,925
Electronic Equipment & Instruments — 1.0%
Agilent Technologies, Inc.(1)	80,301	$2,673,220
Ameren Corp.	117,357	6,013,373
Applera Corp.-Applied Biosystems Group	62,139	1,650,412
Cymer, Inc.(1)	19,379	688,148
PerkinElmer, Inc.	28,152	663,261
Waters Corp.(1)	13,273	501,719
		$12,190,133
Entertainment — 0.5%
Acco Brands Corp.(1)	11,126	$272,587
Carnival Corp.	112,779	6,030,293
		$6,302,880
Financial Services — 5.6%
Accredited Home Lenders(1)	12,096	$599,720
Charles Schwab Corp.	51,695	758,366
CIT Group, Inc.	12,621	653,515
Citigroup, Inc.	467,605	22,692,871
Equifax, Inc.	15,004	570,452
Euronet Worldwide, Inc.(1)	18,399	511,492
Fannie Mae	26,848	1,310,451
Federated Investors, Inc.	17,577	651,052
Franklin Resources, Inc.	73,904	6,947,715

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Financial Services (continued)
Goldman Sachs Group, Inc.	45,588	$5,822,043
H&R Block, Inc.	99,514	2,443,069
JPMorgan Chase & Co.	147,672	5,861,102
MBNA Corp.	242,709	6,591,976
MoneyGram International, Inc.	45,266	1,180,537
Moody's Corp.	26,753	1,643,169
Paychex, Inc.	190,161	7,248,937
T. Rowe Price Group, Inc.	10,938	787,864
		$66,274,331
Food-Wholesale / Distribution — 1.3%
Archer-Daniels-Midland Co.	63,431	$1,564,208
Campbell Soup Co.	16,880	502,518
ConAgra Foods, Inc.	156,193	3,167,594
Hershey Co.	10,759	594,435
HJ Heinz Co.	18,409	620,751
Monsanto Co.	77,725	6,026,019
Sara Lee Corp.	140,854	2,662,141
		$15,137,666
Health Services — 3.1%
AmerisourceBergen Corp.	15,618	$646,585
Amylin Pharmaceuticals, Inc.(1)	28,519	1,138,478
Genesis HealthCare Corp.(1)	47,266	1,726,154
Gilead Sciences, Inc.(1)	213,291	11,225,505
Health Management Associates, Inc., Class A	25,251	554,512
Hospira, Inc.(1)	13,496	577,359
Humana, Inc.(1)	69,534	3,777,782
Manor Care, Inc.	34,326	1,365,145
McKesson Corp.	139,128	7,177,614
MGI Pharma, Inc.(1)	131,551	2,257,415
Quest Diagnostics, Inc.	115,088	5,924,730
		$36,371,279
Household Durables — 0.2%
Whirlpool Corp.	23,719	$1,986,703
		$1,986,703
Industrial Conglomerates — 5.4%
Altria Group, Inc.	102,975	$7,694,292
Cooper Industries, Ltd., Class A	55,811	4,074,203
Danaher Corp.	58,451	3,260,397

Security	Shares	Value
Industrial Conglomerates (continued)
Eaton Corp.	58,699	$3,938,116
General Electric Co.	761,087	26,676,099
Honeywell International, Inc.	153,464	5,716,534
Reynolds American, Inc.	52,566	5,011,117
Textron, Inc.	7,000	538,860
Tyco International, Ltd.	164,456	4,746,200
UST, Inc.	71,090	2,902,605
		$64,558,423
Insurance — 2.5%
ACE Ltd.	24,792	$1,324,884
American International Group, Inc.	144,883	9,885,367
AON Corp.	21,504	773,069
Arthur J. Gallagher & Co.	115,781	3,575,317
Cincinnati Financial Corp.	13,382	597,908
Jefferson-Pilot Corp.	10,400	592,072
Lincoln National Corp.	13,523	717,125
Marsh & McLennan Cos., Inc.	110,850	3,520,596
MGIC Investment Corp.	8,152	536,565
PMI Group, Inc.	6,174	253,566
Progressive Corp.	3,528	412,000
Prudential Financial, Inc.	90,366	6,613,888
RenaissaneRe Holdings, Ltd.	8,724	384,816
SAFECO Corp.	12,497	706,081
XL Capital Ltd., Class A	1,697	114,344
		$30,007,598
Internet Services — 5.4%
CheckFree Corp.(1)	66,217	$3,039,360
eBay, Inc.(1)	441,923	19,113,170
Expedia, Inc.(1)	140,681	3,370,717
Google, Inc., Class A(1)	36,000	14,934,960
IAC/InterActiveCorp(1)	240,200	6,800,062
Yahoo!, Inc.(1)	427,759	16,759,598
		$64,017,867
Leisure Equipment & Products — 0.1%
Eastman Kodak Co.	19,707	$461,144
Mattel, Inc.	34,622	547,720
		$1,008,864

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Lodging and Casinos — 0.7%
Harrah's Entertainment, Inc.	84,311	$6,010,531
International Game Technology	18,708	575,832
Starwood Hotels & Resorts Worldwide, Inc.	32,575	2,080,240
		$8,666,603
Machinery — 0.9%
Caterpillar, Inc.	110,370	$6,376,075
Deere & Co.	56,159	3,824,989
		$10,201,064
Media — 3.6%
CBS Corp.(1)	195,334	$6,367,888
Comcast Corp., Class A(1)	423,498	10,994,008
McGraw-Hill Companies, Inc.	18,882	974,878
Meredith Corp.	10,785	564,487
Time Warner, Inc.	461,816	8,054,071
Univision Communications, Inc., Class A(1)	94,667	2,782,263
Walt Disney Co.	370,224	8,874,269
XM Satellite Radio Holdings, Inc., Class A(1)	140,458	3,831,694
		$42,443,558
Medical Products — 1.8%
Baxter International, Inc.	53,182	$2,002,302
Becton, Dickinson & Co.	11,666	700,893
C.R. Bard, Inc.	8,005	527,690
Johnson & Johnson Co.	143,589	8,629,699
Medtronic, Inc.	115,235	6,634,079
Stryker Corp.	66,366	2,948,641
		$21,443,304
Metals-Industrial — 1.2%
Alcan, Inc.	42,461	$1,738,778
Freeport-McMoRan Copper & Gold, Inc., Class B	126,002	6,778,908
Nucor Corp.	81,076	5,409,391
		$13,927,077
Oil and Gas — 3.1%
Chevron Corp.	74,859	$4,249,745
ConocoPhillips	180,588	10,506,610
Exxon Mobil Corp.	382,496	21,484,800
Sunoco Inc.	9,132	715,766
		$36,956,921

Security	Shares	Value
Oil and Gas-Equipment and Services — 1.1%
Noble Corp.	72,227	$5,094,893
Transocean, Inc.(1)	44,333	3,089,567
Williams Co., Inc.	218,252	5,056,899
		$13,241,359
Oil and Gas-Exploration and Production — 1.1%
EOG Resources, Inc.	34,122	$2,503,531
Halliburton Co.	112,336	6,960,339
Kerr-McGee Corp.	14,229	1,292,847
XTO Energy, Inc.	57,800	2,539,732
		$13,296,449
Paper and Forest Products — 0.3%
Louisiana-Pacific Corp.	21,191	$582,117
MeadWestvaco Corp.	45,728	1,281,756
Plum Creek Timber Co., Inc.	14,401	519,156
Temple-Inland, Inc.	33,131	1,485,925
		$3,868,954
Personal Products — 1.7%
Alberto-Culver Co.	25,840	$1,182,180
Colgate-Palmolive Co.	7,774	426,404
Fortune Brands, Inc.	47,342	3,693,623
Procter & Gamble Co.	265,555	15,370,323
		$20,672,530
Pharmaceuticals — 4.5%
Abbott Laboratories	122,167	$4,817,045
Allergan, Inc.	6,128	661,579
Bristol-Myers Squibb Co.	331,596	7,620,076
Caremark Rx, Inc.(1)	80,040	4,145,272
Eli Lilly & Co.	92,218	5,218,617
Enzon Pharmaceuticals, Inc.(1)	85,000	629,000
Forest Laboratories, Inc.(1)	32,914	1,338,942
King Pharmaceuticals, Inc.(1)	38,169	645,819
Merck & Co., Inc.	37,000	1,176,970
Mylan Laboratories, Inc.	27,473	548,361
Pfizer, Inc.	528,005	12,313,077
Sepracor, Inc.(1)	50,000	2,580,000
Teva Pharmaceutical Industries, Ltd. ADR	54,420	2,340,604
Valeant Pharmaceuticals International	64,803	1,171,638
Wyeth	178,308	8,214,650
		$53,421,650

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Publishing — 0.5%
Dow Jones & Co., Inc.	21,109	$749,158
Gannett Co., Inc.	39,051	2,365,319
R.R. Donnelley & Sons Co.	85,009	2,908,158
		$6,022,635
REITs — 0.1%
Simon Property Group, Inc.	19,298	$1,478,806
		$1,478,806
Restaurants — 1.4%
McDonald's Corp.	244,206	$8,234,626
Starbucks Corp.(1)	264,859	7,948,419
Wendy's International, Inc.	11,254	621,896
		$16,804,941
Retail-Food and Drug — 0.6%
CVS Corp.	244,991	$6,472,662
McCormick & Co., Inc.	15,743	486,774
SUPERVALU, Inc.	15,863	515,230
		$7,474,666
Retail-General — 2.8%
Dollar General Corp.	252,480	$4,814,794
Federated Department Stores, Inc.	27,863	1,848,153
J.C. Penney Company, Inc.	34,690	1,928,764
Nordstrom, Inc.	87,000	3,253,800
Sears Holdings Corp.(1)	55,188	6,375,870
TJX Companies, Inc.	84,338	1,959,172
Wal-Mart Stores, Inc.	290,358	13,588,754
		$33,769,307
Retail-Specialty and Apparel — 1.5%
Bed Bath and Beyond, Inc.(1)	178,092	$6,438,026
Best Buy Co., Inc.	87,871	3,820,631
Coach, Inc.(1)	19,365	645,629
Linens 'N Things, Inc.(1)	22,329	593,951
Lowe's Companies, Inc.	84,938	5,661,967
Tiffany & Co.	16,186	619,762
		$17,779,966

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 6.7%
Analog Devices, Inc.	143,308	$5,140,458
Applied Materials, Inc.	669,505	12,010,920
ASML Holding N.V.(1)	130,002	2,610,440
Intel Corp.	1,357,048	33,871,918
KLA-Tencor Corp.	188,098	9,278,874
LSI Logic Corp.(1)	61,968	495,744
Maxim Integrated Products, Inc.	209,635	7,597,172
National Semiconductor Corp.	29,457	765,293
Sigmatel, Inc.(1)	23,976	314,086
STMicroelectronics N.V.	170,572	3,070,296
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	366,810	3,635,087
Tessera Technologies, Inc.(1)	48,699	1,258,869
		$80,049,157
Transport-Services — 0.8%
CSX Corp.	12,455	$632,340
FedEx Corp.	66,217	6,846,176
Hub Group, Inc., Class A(1)	15,899	562,030
Norfolk Southern Corp.	17,741	795,329
Ryder System, Inc.	10,708	439,242
		$9,275,117
Utilities-Electric and Gas — 2.4%
Cinergy Corp.	86,456	$3,670,922
KeySpan Corp.	19,542	697,454
Nicor, Inc.	28,999	1,139,951
NiSource, Inc.	233,391	4,868,536
Peoples Energy Corp.	25,619	898,458
PG&E Corp.	6,785	251,859
PPL Corp.	59,438	1,747,477
Progress Energy, Inc.	135,095	5,933,372
Public Service Enterprise Group, Inc.	77,955	5,064,736
TECO Energy, Inc.	28,365	487,311
TXU Corp.	85,519	4,292,199
		$29,052,275
Total Common Stocks (identified cost $1,135,455,836)		$1,192,043,184
Total Investments — 100.0% (identified cost $1,135,455,836)		$1,192,043,184

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Covered Call Options Written — (0.2%)
Type of Contract	Number of Contracts	Premium Received	Value
Nasdaq 100 Index, Expires 1/21/06, Strike 1,710.00	1,501	$3,811,795	$(390,260)
Nasdaq 100 Index, Expires 1/21/06, Strike 1,700.00	1,379	4,444,894	(482,650)
S & P 500 Index, Expires 1/21/06, Strike 1,265.00	395	670,710	(197,500)
S & P 500 Index, Expires 1/21/06, Strike 1,270.00	1,703	2,982,994	(579,020)
S & P 500 Index, Expires 1/21/06, Strike 1,275.00	1,694	2,921,412	(423,500)
S & P 500 Index, Expires 1/21/06, Strike 1,280.00	1,977	2,648,446	(365,745)

Total Call Options Written (premiums received $17,480,251)	$(2,438,675)
Other Assets, Less Liabilities — 0.2%	$2,912,677
Net Assets — 100.0%	$1,192,517,186

ADR - American Depository Receipt

REITs - Real Estate Investment Trusts

(1)  Non-income producing security.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $1,135,455,836)	$1,192,043,184
Cash	2,830,487
Receivable from the Investment Adviser	15,000
Dividends and interest receivable	1,648,820
Total assets	$1,196,537,491
Liabilities
Written Options outstanding, at value (premiums received $17,480,251)	$2,438,675
Payable to affiliate for investment advisory fees	1,036,898
Payable to affiliate for Trustees' fees	16,990
Accrued expenses	527,742
Total liabilities	$4,020,305
Net assets applicable to common shares	$1,192,517,186
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 62,725,574 shares issued and outstanding	$627,256
Additional paid-in capital	1,158,445,070
Accumulated net realized losses (computed on the basis of identified cost)	(38,184,064)
Net unrealized appreciation (computed on the basis of identified cost)	71,628,924
Net assets applicable to common shares	$1,192,517,186
Net Asset Value Per Common Share
($1,192,517,186 ÷ 62,725,574 common shares issued and outstanding)	$19.01

Statement of Operations

For the Period Ended
December 31, 2005(1)

Investment Income
Dividends (net of foreign taxes, $2,799)	$9,510,924
Interest	157,129
Total investment income	$9,668,053
Expenses
Investment adviser fee	$6,042,951
Trustees' fees and expenses	16,990
Legal and accounting services	208,178
Custodian fee	156,074
Transfer and dividend disbursing agent fees	35,102
Organization expenses	15,000
Printing and postage	14,112
Miscellaneous	141,141
Total expenses	$6,629,548
Deduct — Expense Reimbursement	$15,000
Total expense reductions	$15,000
Net expenses	$6,614,548
Net investment income	$3,053,505
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$5,786,271
Written options	(25,351,430)
Net realized loss	$(19,565,159)
Change in unrealized appreciation — Investments (identified cost basis)	$56,587,348
Written options	15,041,576
Net change in unrealized appreciation	$71,628,924
Net realized and unrealized gain	$52,063,765
Net increase in net assets from operations	$55,117,270

(1)  For the period from the start of business, June 30, 2005, to December 31, 2005.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2005(1)
From operations — Net investment income	$3,053,505
Net realized loss from investment transactions and written options	(19,565,159)
Net change in unrealized appreciation from investments and written options	71,628,924
Net increase in net assets from operations	$55,117,270
Distributions to common shareholders — From net investment income	$(3,053,505)
From net realized gain	(18,618,905)
From tax return of capital	(37,859,613)
Total distributions to common shareholders	$(59,532,023)
Capital share transactions — Proceeds from sale of common shares(2)	$1,195,660,000
Reinvestment of distributions to common shareholders	2,340,341
Offering costs	(1,168,402)
Net increase in net assets from capital share transactions	$1,196,831,939
Net increase in net assets	$1,192,417,186
Net Assets Applicable to Common Shares
At beginning of period	$100,000
At end of period	$1,192,517,186

(1)  For the period from the start of business, June 30, 2005, to December 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $56,340,000.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the period stated
	Period Ended December 31, 2005(1)(2)
Net asset value — Beginning of period(3)	$19.100
Income from operations
Net investment income	$0.049
Net realized and unrealized gain	0.830
Total income from operations	$0.879
Less distributions to common shareholders
From net investment income	$(0.049)
From net realized gain	(0.297)
Tax return of capital	(0.604)
Total distributions to common shareholders	$(0.950)
Common shares offering costs charged to paid-in capital	$(0.019)
Net asset value — End of period	$19.010
Market value — End of period	$17.750
Total Investment Return on Net Asset Value(4)	4.72%
Total Investment Return on Market Value(4)	(2.23)%
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$1,192,517
Ratios (As a percentage of average net assets):
Net expenses	1.09	%(5)†
Net investment income	0.50	%(5)†
Portfolio Turnover	16	%†

†  The operating expenses of the Fund reflect a reimbursement of organization expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have changed by less than 0.005% and $0.0005, respectively.

(1)  For the period from the start of business, June 30, 2005, to December 31, 2005.

(2)  Computed using average common shares outstanding.

(3)  Net Asset Value at beginning of period reflects the deduction of the sales load of $0.90 per share paid daily by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total return on market value are not computed on an annualized basis.

(5)  Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 30, 2005. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the
ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2005, the Fund had net capital losses of $23,136,539 attributable to security transactions incurred after October 31, 2005. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

D  Written Options — Upon the writing of a call option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the period from the start of business, June 30, 2005 to December 31, 2005, there were no credit balances used to reduce the Fund's custodian fee.

2  Distribution to Shareholders

The Fund intends to make quarterly distributions of net investment income and short-term gains in excess of long-term capital losses. At least annually the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the period from the start of business, June 30, 2005 to December 31, 2005 was as follows:

Period Ended December 31, 2005
Distributions declared from:
Ordinary income	$9,464,628
Long-Term Capital Gain	$12,207,782
Return of Capital	$37,859,613
$59,532,023

During the period from the start of business, June 30, 2005, to December 31, 2005, accumulated net realized loss was decreased by $(18,618,904), distributions in excess of net investment income was increased by $56,478,517 and paid-in capital was decreased by $(37,859,613) primarily due to differences between book and tax accounting. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized gain	$71,622,975
Other temporary differences	$(38,178,115)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the period from the start of business, June 30, 2005 to December 31, 2005, the advisory fee amounted to $6,042,951. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate, and EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Parametric and Rampart a portion of the advisory fee for sub-advisory services provided to the Fund.

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, June 30, 2005, to December 31, 2005, EVM has agreed to reimburse the Fund $15,000 in organizational expenses.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, June 30, 2005, to December 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,315,674,620 and $186,005,055 respectively, for the period from the start of business, June 30, 2005, to December 31, 2005.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$1,135,461,785
Gross unrealized appreciation	$98,307,435
Gross unrealized depreciation	(41,726,036)
Net unrealized appreciation	$56,581,399

6  Common Shares of Beneficial Interest

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended December 31, 2005(1)
Sales	62,605,000
Issued to shareholders electing to receive payments of distributions in Fund shares	120,574
Net increase	62,725,574

(1)  For the period from the start of business, June 30, 2005, to December 31, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2005 is included in the Portfolio of Investments.

Written call options activity for the period ended December 31, 2005 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	62,210	111,005,748
Options terminated in closing purchase transactions	(53,561)	(93,525,497)
Outstanding, end of period	8,649	$17,480,251

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2005, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Managed Buy-Write Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the "Fund"), including the portfolio of investments as of December 31, 2005, the related statements of operations, and changes in net assets and the financial highlights for the period from the start of business, June 30, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005, and the results of its operations, its changes in its net assets and its financial highlights for the period from the start of business, June 30, 2005, to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $8,848,541, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 93.78% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $12,207,782 as a capital gain dividend.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Tax-Managed Buy-Write Opportunities Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2005, our records indicate that there are 38 registered shareholders and 41,785 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETV.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Prior to approving the (a) investment advisory agreement (the "Advisory Agreement") between Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the "Fund") and the investment adviser, Eaton Vance Management ("Eaton Vance" or the "Adviser") and (b) investment sub-advisory agreements (the "Sub-Advisory Agreement") between the Fund and Rampart Investment Management Company, Inc. ("Rampart") and Parametric Portfolio Advisors ("Parametric" and together with Rampart, the "Sub-Advisers"), the Special Committee of the Fund's Board of Trustees considered, among other things, the following:

•  A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance, Rampart and Parametric;

•  Information on the relevant peer group(s) of funds;

•  The economic outlook and the general investment outlook in the relevant investment markets;

•  Eaton Vance's and Parametric's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

•  Eaton Vance's and Rampart's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

•  Arrangements regarding the distribution of Fund shares;

•  The procedures used to determine the fair value of the Fund's assets;

•  The allocation of brokerage and the benefits received by the Adviser and the Sub-Advisers as the result of brokerage allocation, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  Parametric's compliance efforts with respect to the accounts it manages;

•  Rampart's compliance efforts with respect to the accounts it manages;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates and by Parametric and Rampart;

•  The terms of the Advisory Agreement and the Sub-Advisory Agreements, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

•  Operating expenses (including transfer agency expenses) to be paid to third parties; and

•  Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Sub-Advisory Agreement between the Adviser and Parametric, and the Sub-Advisory Agreement between the Adviser and Rampart, the Special Committee reviewed material furnished by Eaton Vance, Rampart and Parametric at the initial Board meeting held on April 18, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement and under the Sub-Advisory Agreements. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The Special Committee also considered the business reputations of Parametric and Rampart, Parametric's and Rampart's respective investment strategies and their past experience in implementing these strategies.

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance, Rampart and Parametric in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's, Parametric's and Rampart's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage. In evaluating the fees to be paid to Parametric and Rampart, the Special Committee considered and discussed fees paid to other investment sub-advisers in similar circumstances, as well as fees charged by Parametric and Rampart to their other clients.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement and the Sub-Advisory Agreements. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance, Parametric, Rampart and their affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement and the Sub-Advisory Agreements, including the fee structure (described herein) is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into an additional compensation agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, whereby the Adviser (and not the Fund) would pay Merrill Lynch, Pierce, Fenner & Smith Incorporated to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2006. 3 years. Since 2005	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Chairman and Chief Executive Officer of EVC; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2006. 3 years. Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2006. 3 years. Since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2007. 3 years. Since 2005	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2007. 3 years. Since 2005	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Until 2008. 3 years. Since 2005	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Until 2008. 3 years. Since 2005	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment adviser), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2005	Senior Vice President and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2005	Executive Vice President of EVM, BMR, and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President	Since 2005	Vice President and Global Portfolio Manager of Parametric Portfolio Associates ("Parametric"). Officer of 5 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2005	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Alan R. Dynner 10/10/40	Secretary	Since 2005	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on September 13, 2005. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Portfolio Management

EVM is investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC ("Parametric"), as a sub-adviser to the Fund responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques. In addition, EVM has engaged Rampart Investment Management Company, Inc. ("Rampart") to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund's options strategy.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund's overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM's responsibilities with respect to the Fund's investment portfolio. Biographical information about Mr. Row is provided in the table above.

David Stein, Ph.D., and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund's common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

Ronald M. Egalka is the portfolio manager at Rampart responsible for the development and implementation of Rampart's options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

The following tables show, as of the Fund's most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	6	$5,342.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
David Stein
Registered Investment Companies	3	$3,635.0	0	$0
Other Pooled Investment Vehicles	9	$1,324.0	0	$0
Other Accounts	6,924	$10,875.0	0	$0
Thomas Seto
Registered Investment Companies	3	$3,635.0	0	$0
Other Pooled Investment Vehicles	9	$1,324.0	0	$0
Other Accounts	6,924	$10,875.0	0	$0
Ronald M. Egalka
Registered Investment Companies	5	$5,340.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	447	$1,342.3	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund's most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David Stein	None
Thomas Seto	None
Ronald M. Egalka	$10,001 - $50,000

Potential for Conflicts of Interest. The portfolio managers manage multiple investment portfolios. Conflicts of interest may arise between a portfolio manager's management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager's time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information. In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities. EVM and each sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts. There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. EVM's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM's employees. Compensation of EVM's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Parametric

Compensation of Parametric portfolio managers and other investment professional has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method Parametric uses to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Rampart

The identified Rampart portfolio manager is a founding shareholder of Rampart. The compensation of the portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio manager, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio manager's salary.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart's founding shareholders/identified portfolio manager are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Parametric Portfolio Associates

1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Buy-Write Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2551-2/06  CE-TMGBWOFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period from June 30, 2005 until December 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/05

Audit Fees	$31,540

Audit-Related Fees(1)	$15,000

Tax Fees(2)	$6,405

All Other Fees(3)

Total	$52,945

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s initial fiscal period ended December 31, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	12/31/05

Registrant	$21,405

Eaton Vance(1)	$179,500

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

EVM is investment adviser to the Fund.  EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.  In addition, EVM has engaged Rampart Investment Management Company, Inc. (“Rampart”) to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund’s options strategy.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers.  Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio.  Biographical information about Mr. Row is provided in the table above. This information is provided as of the date of filing of this report.

David Stein, Ph.D., and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio.  Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities.  Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds.  Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies.  Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors. This information is provided as of the date of filing of this report.

Ronald M. Egalka is the portfolio manager at Rampart responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	6	$5,342.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
David Stein
Registered Investment Companies	3	$3,635.0	0	$0
Other Pooled Investment Vehicles	9	$1,324.0	0	$0
Other Accounts	6,924	$10,875.0	0	$0
Thomas Seto
Registered Investment Companies	3	$3,635.0	0	$0
Other Pooled Investment Vehicles	9	$1,324.0	0	$0
Other Accounts	6,924	$10,875.0	0	$0
Ronald M. Egalka
Registered Investment Companies	5	$5,340.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	447	$1,342.3	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David Stein	None
Thomas Seto	None
Ronald M. Egalka	$10,001 - $50,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.  In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and each sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Parametric

Compensation of Parametric portfolio managers and other investment professional has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock.  Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method Parametric uses to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Rampart

The identified Rampart portfolio manager is a founding shareholder of Rampart. The compensation of the portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio manager, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio manager’s salary.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio manager are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not required in this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2005

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2005